Page 21 of 24 Pages


                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                    The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Igen International, Inc. dated February 3, 1998 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  February 3, 1998                 SOROS FUND MANAGEMENT LLC

                                        By:  /S/ MICHAEL C. NEUS
                                             -----------------------------
                                             Michael C. Neus
                                             Assistant General Counsel


                                        GEORGE SOROS

                                        By:  /S/ MICHAEL C. NEUS
                                             -----------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


                                        STANLEY F. DRUCKENMILLER

                                        By:  /S/ MICHAEL C. NEUS
                                             -----------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


                                        WHITE ROCK CAPITAL PARTNERS, L.P.

                                        By:  White Rock Capital Management, L.P.
                                             Its General Partner

                                             By:  White Rock Capital, Inc.
                                                  Its General Partner

                                                  By:  /S/ THOMAS U. BARTON
                                                       ------------------------
                                                       Thomas U. Barton
                                                       President



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                                                             Page 22 of 24 Pages



                                        WHITE ROCK CAPITAL MANAGEMENT. L.P.

                                        By:  White Rock Capital Inc.
                                             Its General Partner

                                             By:  /S/ THOMAS U. BARTON
                                                  -----------------------------
                                                  Thomas U. Barton
                                                  President


                                        WHITE ROCK CAPITAL, INC.

                                             By:  /S/ THOMAS U. BARTON
                                                  -----------------------------
                                                  Thomas U. Barton
                                                  President


                                        /S/ THOMAS U. BARTON
                                        ---------------------------------------
                                        Thomas U. Barton



                                        /S/ JOSEPH U. BARTON
                                        ---------------------------------------
                                        Joseph U. Barton